BMC Fund, Inc.
Form N-CSR
Exhibit 12 (a)(2)
Section 906 Certification

I, Boyd C. Wilson, Jr., Chief Financial Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: December 22, 2006

/s/ Boyd C. Wilson, Jr.
Boyd C. Wilson, Jr.
Chief Financial Officer

BMC Fund, Inc.
Form N-CSR
Exhibit 12 (a)(2)
Section 906 Certification

I, Paul H. Broyhill, Chief Executive Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: December 22, 2006

/s/ Paul H. Broyhill
Paul H. Broyhill
Chief Executive Officer